UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Sterling Capital Funds
(Name of Registrant as Specified In Its Charter)

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434 Fayetteville Street Mall

Fifth Floor

Raleigh, North Carolina 27601

800-228-1872

www.sterlingcapitalfunds.com

Sterling Capital National Tax-Free Money Market Fund

Sterling Capital Prime Money Market Fund

Dear Shareholder,

The purpose of the enclosed information statement is to inform shareholders of each of the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (each a “Fund”, and together the “Funds”), each a series of Sterling Capital Funds, a Massachusetts business trust (the “Trust”), of a new subadvisory agreement between Sterling Capital Management LLC (the “Manager”), the Funds’ investment adviser, and BlackRock Advisors, LLC (“BlackRock”).

The Manager entered into a new subadvisory agreement, dated October 3, 2011 with BlackRock pursuant to which the Manager engaged BlackRock, with the approval of the Trust’s Board of Trustees, to serve as a subadvisor to each of the Funds beginning on October 1, 2011.

After careful consideration, on August 25-26, 2011, the Trust’s Board of Trustees approved and adopted the subadvisory agreement between the Manager and BlackRock and determined that the terms and conditions of the subadvisory agreement between the Manager and BlackRock are fair to, and in the best interests of, each of the Funds and their respective shareholders.

As a matter of regulatory compliance, we are sending you this information statement, which describes the current management structure of the Funds, and the terms of the new subadvisory agreement with BlackRock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Should you have any questions or need additional information, please call Sterling Capital Funds at 800-228-1872.

Sincerely,

E.G. Purcell, III

President, Sterling Capital Funds

December 12, 2011

434 Fayetteville Street Mall

Fifth Floor

Raleigh, North Carolina 27601

800-228-1872

www.sterlingcapitalfunds.com

Sterling Capital National Tax-Free Money Market Fund

Sterling Capital Prime Money Market Fund

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at www.sterlingcapitalfunds.com.

This information statement is being furnished by the Board of Trustees (the “Board” or the “Trustees”) of Sterling Capital Funds, a Massachusetts business trust (the “Trust”), to the shareholders of the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (each a “Fund”, and together the “Funds”), each a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (the “Exemptive Order”). The Exemptive Order permits the Trust’s investment adviser to appoint and replace unaffiliated subadvisors and enter into, amend or terminate subadvisory agreements with unaffiliated subadvisors on behalf of the Funds with the approval of the Trustees of the Trust, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about December 16, 2011.

I. The Trust and its Advisory Agreement

The Trust has entered into an investment advisory agreement with respect to each Fund with Sterling Capital Management LLC (the “Manager”) dated October 1, 2010, as thereafter amended (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Manager may select one or more subadvisors to manage the investment portfolio of the Funds. The Manager reviews and monitors the performance of subadvisors on an ongoing basis and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager may also allocate each Fund’s assets among multiple subadvisors. The portion of a Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives an advisory fee from the Funds, and the Manager is responsible for payment of all fees payable to the subadvisors of the Funds. The Funds, therefore, pay no fees directly to the subadvisors. Under the Advisory Agreement, the Sterling Capital National Tax-Free Money Market Fund pays the Manager a fee equal to 0.25% per annum of the average daily net assets of the Fund and the Sterling Capital Prime Money Market Fund pays the Manager a fee equal to 0.40% per annum of the average daily net assets of the Fund. The aggregate advisory fees paid by the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund during the fiscal year ended September 30, 2011 were $368,926 and $2,284,729, respectively. The aggregate advisory fees waived by the Manager during the fiscal year ended September 30, 2011 for each of the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund were $151,498 and $585,711, respectively. The Manager also provides administrative services to the Funds pursuant to a separate administration agreement, dated October 1, 2010, as thereafter amended, and receives compensation from the Funds for these services.

The Manager recommends subadvisors for the Funds to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. A subadvisor does not provide any services to the Funds under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Funds’ subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

II. Federated Investment Management Company and the Previous Subadvisory Agreement

Under a subadvisory agreement dated October 1, 2010 (the “Previous Subadvisory Agreement”), the Manager delegated its portfolio management responsibilities for the Funds to Federated Investment Management Company (“Federated”). The Previous Subadvisory Agreement required Federated to invest and manage, subject to the supervision of the Manager, the assets of the Funds. In connection with these services, Federated was obligated to make periodic reports to the Manager.

For the Sterling Capital National Tax-Free Money Market Fund, the subadvisory fee was accrued daily and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets up to and including $500 million, and at an annual rate of eight one-hundredths of one percent (0.08%) for amounts in excess of $500 million, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for both Funds). For the Sterling Capital Prime Money Market Fund, the subadvisory fee was accrued daily and paid monthly at the annual rate of seven one-hundredths of one percent (0.07%) of the Fund’s average daily net assets, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for both Funds). For the fiscal year ended September 30, 2011 the Manager paid Federated $147,570 for subadvisory services to the Sterling Capital National Tax-Free Money Market Fund and $399,828 for subadvisory services to the Sterling Capital Prime Money Market Fund.

Under the Previous Subadvisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of Federated, or of reckless disregard by Federated of its obligations and duties hereunder, Federated was not subject to any liability to the Manager, the Trust, the Funds, any shareholder of the Funds, or to any person, firm or organization.

The Trustees approved the Previous Subadvisory Agreement at a meeting held on June 10, 2010. The Previous Subadvisory Agreement was most recently approved by shareholders on August 27, 2010, in connection with a change in the Funds’ Manager arising from the Manager’s reorganization.

III. BlackRock Advisors, LLC and the New Subadvisory Agreement

At an in-person meeting held on August 25-26, 2011, the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), approved the termination of the Previous Subadvisory Agreement between the Manager and Federated. The Trust’s Board of Trustees also approved the appointment of BlackRock Advisors, LLC as a new subadvisor (“BlackRock” or the “Subadvisor”) to the Funds effective October 1, 2011 pursuant to a subadvisory agreement with BlackRock dated October 3, 2011 (the “New Subadvisory Agreement”). Therefore, Federated is no longer subadvisor to the Funds, and the Funds’ portfolios are subadvised by BlackRock, which uses its own methodology to select portfolio investments that are consistent with the Funds’ investment objectives and principal investment strategies.

The recommendation to retain BlackRock as the subadvisor to the Funds and the recommendation to terminate Federated as the subadvisor to the Funds was made by the Manager in connection with its on-going evaluation of each Fund’s investment portfolio, risk profile and performance and the subadvisor’s investment style and approach. In evaluating candidate firms, the Manager reviewed each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire the BlackRock and terminate Federated was based on the Manager’s belief that BlackRock is a high-quality investment adviser with a demonstrated ability to select high-quality short-term debt securities, including high-quality, short-term tax-exempt debt securities, and to manage the overall risk of the Funds’ portfolios and would be better suited to manage assets for the Funds.

The New Subadvisory Agreement requires the Subadvisor to provide equitable treatment that is consistent with its fiduciary obligations to the Funds in the allocation of investment opportunities. The New Subadvisory Agreement has an initial term ending October 1, 2013, and then continues in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually by the Trust’s Board of Trustees or by vote of the holders of a majority of the outstanding shares of the Funds and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement is terminable by the Manager, without payment of penalty, on 60 days’ written notice to BlackRock either by approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, or on 60 days’ written notice by BlackRock, without payment of penalty. The New Subadvisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or upon the termination of the Advisory Agreement.

For its services and expenses incurred under the New Subadvisory Agreement, BlackRock is entitled to a subadvisory fee, payable by the Manager. Because the fees paid to the Subadvisor under the New Subadvisory Agreement are not paid by the Funds but are paid by the Manager out of the advisory fees the Manager receives from the Funds, there is no change in the advisory fee paid by the Funds as a result of the termination of the subadvisory agreement with Federated or the appointment of BlackRock as sub-advisor to the Funds.

For the Sterling Capital National Tax-Free Money Market Fund, the subadvisory fee is computed daily and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets up to and including $500 million, and at an annual rate of eight one-hundredths of one percent (0.08%) for amounts in excess of $500 million, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for both Funds). For the Sterling Capital Prime Money Market Fund, the subadvisory fee is computed daily and paid monthly at the annual rate of seven one-hundredths of one percent (0.07%) of the Fund’s average daily net assets, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for both Funds).

The New Subadvisory Agreement provides that neither the Subadvisor nor any of its officers, partners, directors, employees, agents, controlling persons, limited partners and any other person or entity affiliated with the Subadvisor shall be subject to any liability to the Manager, the Trust, the Funds or any shareholders of the Funds for any loss arising from any claim or demand based upon, any error of judgment or mistake of law, or for any loss suffered by any of them arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under the New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties.

The New Subadvisory Agreement is attached as Exhibit A.

Information about BlackRock

The following is a description of BlackRock. BlackRock is not affiliated with the Manager. The information set forth in this Information Statement concerning BlackRock and its respective affiliates has been provided to the Funds by BlackRock.

BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Barclays PLC holds a significant economic interest in BlackRock,

Inc. BlackRock is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock and other subsidiaries of BlackRock, Inc. had approximately $3.345 trillion in investment company and other portfolio assets under management as of September 30, 2011.

BlackRock Directors and Officers

BlackRock Capital Holdings, Inc. is the sole shareholder and member of BlackRock.

Information about the principal executive officers of BlackRock is set forth below. The address of the corporate headquarters for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Name	Title	Since
Laurence D. Fink	Chief Executive Officer	1994
Robert S. Kapito	President	2007
Robert P. Connolly	General Counsel, Secretary	1998
Bartholomew A. Battista	Chief Compliance Officer	1998
Ann Marie Petach	Chief Financial Officer	2008
Charles S. Hallac	Chief Operating Officer	2009
Daniel R. Waltcher	Assistant Secretary	1998

BlackRock, Inc.’s Investment Philosophy

Since our founding in 1988, BlackRock’s core philosophy has been grounded in the belief that experienced investment professionals using a disciplined process and sophisticated analytical tools can consistently add value to client portfolios. With this as a framework, BlackRock has assembled teams of investment professionals with significant expertise in global capital markets. Through BlackRock Solutions, we continue to invest substantial resources to the ongoing development of our technology and analytic capabilities, for both internal users and BlackRock Solutions clients. Our focus on investment excellence and state-of-the-art analytics is complemented by an unwavering, senior-level commitment to service, resulting in dynamic client relationships and enabling us to assist clients with all aspects of their investment needs.

In light of the size, scope and expanded global perspective of BlackRock, a consistent, interconnected “one BlackRock” approach is vital.

BlackRock (or one of its investment advisory affiliates) currently acts as an investment adviser with respect to the following other Registered Investment Companies with a similar investment objective to that of the Funds.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of October 31, 2011	Management Fee before Waivers and Reimbursements[1]	Fee Waivers and/or Expense Reimbursements[1]
TempFund	The investment objective of TempFund is to seek as high a level of current income as is consistent with liquidity and stability of principal.	$46,801,636,039	0.18%	(0.01)%
TempCash	The investment objective of TempCash is to seek as high a level of current income as is consistent with liquidity and stability of principal.	$4,816,928,090	0.24%	(0.07)%

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of October 31, 2011	Management Fee before Waivers and Reimbursements[1]	Fee Waivers and/or Expense Reimbursements[1]
MuniFund	The investment objective of MuniFund is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal.	$2,094,159,518	0.27%	(0.08)%
MuniCash	The investment objective of MuniCash is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal.	$400,363,216	0.35%	(0.17)%
FedFund	The investment objective of FedFund is to seek as high a level of current income as is consistent with liquidity and stability of principal.	$13,306,638,533	0.20%	(0.01)%
Federal Trust Fund	The investment objective of Federal Trust Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal.	$224,959,982	0.27%	(0.12)%
T-Fund	The investment objective of T-Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal.	$14,278,690,227	0.21%	(0.02)%
Treasury Trust Fund	The investment objective of Treasury Trust Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal.	$5,157,018,158	0.23%	(0.05)%
California Money Fund	The investment objective of California Money Fund is to seek as high a level of current income that is exempt from federal income tax and, to the extent possible, from California State personal income tax, as is consistent with liquidity and stability of principal.	$316,805,802	0.38%	(0.21)%
New York Money Fund	The investment objective of New York Money Fund is to seek as high a level of current income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal.	$155,234,803	0.37%	(0.21)%
FFI Premier Institutional Fund	The objective of FFI Premier Institutional Fund is to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short-term money market securities.	$9,732,740,449	0.05%	0.00%

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of October 31, 2011	Management Fee before Waivers and Reimbursements[1]	Fee Waivers and/or Expense Reimbursements[1]
FFI Institutional Fund	The objective of FFI Institutional Fund is to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short-term money market securities.	$3,220,756,239	0.05%	0.00%
FFI Select Institutional Fund	The objective of FFI Select Institutional Fund is to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short-term money market securities.	$3,840,015,851	0.05%	0.00%
FFI Government Fund	The objective of FFI Government Fund is to seek current income consistent with liquidity and security of principal by investing in a portfolio of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	$3,221,160,767	0.31%	0.00%
FFI Treasury Fund	The objective of FFI Treasury Fund is to seek current income consistent with liquidity and security of principal by investing in a portfolio of securities that are direct obligations of the U.S. Treasury.	$3,248,177,582	0.31%	0.00%
FFI Institutional Tax-Exempt Fund	The objectives of FFI Institutional Tax-Exempt Fund is to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality taxexempt money market securities.	$3,618,686,630	0.05%	0.00%
BlackRock Cash Funds: Institutional	The investment objective for BlackRock Cash Funds: Institutional is to seek a high level of income consistent with liquidity and the preservation of capital.	$31,118,903,877	0.10%	(0.03)%
BlackRock Cash Funds: Prime	The investment objective for BlackRock Cash Funds: Prime is to seek a high level of income consistent with liquidity and the preservation of capital.	$8,943,006,707	0.10%	(0.03)%
BlackRock Cash Funds: Government	The investment objective for BlackRock Cash Funds: Government is to seek a high level of current income consistent with the preservation of capital and liquidity.	$10,673,721	0.10%	(0.05)%
BlackRock Cash Funds: Treasury	The investment objective for BlackRock Cash Funds: Treasury is to seek a high level of current income consistent with the preservation of capital and liquidity.	$1,089,233,487	0.10%	(0.03)%

1Management Fee before Waivers and Reimbursements and Fee Waivers and/or Expense Reimbursements are from each Fund’s Fees and Expenses table from its current Institutional Shares prospectus. Certain Funds’, management fees are subject to a break point schedule.

III. Board of Trustees’ Recommendation

At a meeting held on August 25-26, 2011, the Trustees formally considered the continuance of the Trust’s investment advisory agreement (the “Investment Advisory Agreement”) with the Manager with respect to each series of the Trust. At the same meeting, the Board of Trustees also formally considered the approval of the New Subadvisory Agreement (together with the Investment Advisory Agreement, the “Advisory Agreements”) between the Manager and BlackRock (together with the Manager, the “Advisers”) with respect to the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (collectively for purposes of this section, the “Money Market Funds”).

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which, where applicable, included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected the Manager’s fee waivers in place, as well as the Manager’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by the Manager, which included a fund-by-fund analysis of investment processes and, where applicable, performance, and a detailed presentation from BlackRock. The Board also received fund-by-fund profitability information from the Manager. The Independent Trustees also deliberated outside the presence of management and the Advisers.

With respect to the Money Market Funds, the Trustees’ determination to approve the New Subadvisory Agreement was based on a comprehensive evaluation of all of the information provided to them. The Trustees received a detailed presentation from BlackRock that included information regarding, among other things, BlackRock’s risk management approach, its experience with respect to comparable cash management subadvisory relationships, and the proposed portfolio management team.

In their deliberations regarding the Advisory Agreements, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreements, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Investment Advisory Agreement and the approval of the New Subadvisory Agreement were in the best interests of each Money Market Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Money Market Fund under the Investment Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Manager’s senior management. The Trustees considered the overall reputation, and the capabilities and commitment of the Manager to provide high quality service to the Money Market Funds.

With respect to the Money Market Funds, the Trustees considered the expertise of the Money Market Fund’s proposed portfolio management team generally and the size of similar funds managed by the proposed portfolio managers. The Trustees reviewed information concerning BlackRock’s expertise in managing money market funds and the investment philosophy and investment processes applied by BlackRock in managing such funds. The Trustees considered the background and experience of BlackRock’s senior management and the expertise of investment personnel of BlackRock responsible for the day-to-day management of the Money Market Funds. The Trustees considered the overall reputation, and the capabilities and commitment of BlackRock to provide high-quality service to the Money Market Funds, and the Trustees’ overall confidence in BlackRock’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Manager in managing the Money Market Funds as well as the Manager’s Form ADV. The Trustees also considered information regarding regulatory compliance and, with respect to the Money Market Funds, compliance with the investment policies of the Money Market Funds. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Money Market Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Advisers was or was expected to be satisfactory or better.

Investment Performance

The Trustees considered performance results of each Money Market Fund in absolute terms and relative to each Money Market Fund’s peer group. In the Trustees’ review of performance, long- and short-term performance were considered. With respect to the Money Market Funds, the Trustees determined that the prospects for the Money Market Funds to have satisfactory or better performance were good.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by the Manager to each of the Money Market Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees concluded that the investment advisory fees paid by the Money Market Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable, particularly in light of the fee waivers that are in place. With respect to the Money Market Funds, the Trustees noted that the fees proposed to be paid to BlackRock fell within an acceptable range, were fair and reasonable, and were identical to those paid to the current subadvisor. The Trustees also noted that these fees were not borne directly by the shareholders of the respective Money Market Funds, but rather by the Manager.

As part of their review, the Trustees considered benefits to the Manager aside from investment advisory fees. The Trustees reviewed administration fees received by the Manager and considered the fallout benefits to the Manager such as the research services available to the Manager by reason of brokerage commissions generated by the Money Market Funds’ turnover. The Trustees also considered benefits to the Manager’s affiliates.

The Trustees also considered information from the Manager regarding fees for separate accounts managed by the Manager with investment objectives and strategies similar to those of comparable Money Market Funds. The Trustees noted that a representative of the Manager explained that management of the Money Market Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Money Market Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents, and therefore the Trustees concluded that the differences between the services that the Manager provides to the Money Market Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients.

The Trustees also considered the reasonableness of the advisory fees in the context of the profitability of the Advisers. In determining whether the investment advisory and subadvisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Manager with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented the Manager’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Money Market Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Manager. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and subadvisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Manager as a result of their relationships with the Money Market Funds was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided or expected to be provided to each Money Market Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Money Market Funds’ assets. The Trustees noted that shareholders of the Money Market Funds had received the benefit of very significant fee waivers from the Manager over the past year, and it was likely that fee waivers would continue due to the currently low interest rate conditions. The Trustees found that the asset levels of the Money Market Funds were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders of the Money Market Funds at this time. The Trustees noted that the New Subadvisory Agreement contained breakpoints for the Sterling Capital National Tax-Free Money Market Fund.

IV. Additional Information

The Manager, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, serves as investment adviser and administrator to the Trust. The Manager is an independently managed subsidiary of BB&T Corporation (“BB&T”). BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. The Manager, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as each Fund’s administrator. Sterling Capital Distributors, Inc. (the “Distributor”), located at 760 Moore Road, King of Prussia, PA 19406, serves as distributor to the Funds.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762, by calling (800) 228-1872, or by accessing the Funds’ website at www.sterlingcapitalfunds.com.

Beneficial Owners and Management Ownership

As of October 31, 2011, the following persons or entities owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund:

Fund	Class	Shareholder	Number of Shares Owned	Percentage Held
Sterling Capital National Tax- Free Money Market Fund	Class A	HANNA O’REILLY & TERENCE J. O’REILLY & SEAN O’REILLY TTEES IRREV TRUST OF TERENCE J. O’REILLY 155 WOODEN BRIDGE RD HOLLAND, PA 18966	100,268	58.87%*
		GRETE M. HOLLESEN TTEE HOLLESEN FAMILY TRUST 18 BRENTWOOD AVE EASTON, PA 18045-1951	15,564	9.14%
		MICHAEL G. MCGINLEY TTEE LIFE INS TRUST IRREV TR AGREEMENT OF THOMAS J. & DIANE M. MCGINLEY 1954 SUNDERLAND DR BETHLEHEM, PA 18015-5144	9,978	5.86%

Fund	Class	Shareholder	Number of Shares Owned	Percentage Held
		DANIEL E. COHEN TTEE PETER COOPER FAMILY IRREVOCABLE TRUST 3101 EMRICK BLVD STE 205 BETHLEHEM, PA 18020-8037	9,624	5.65%
	Class I	WILBRANCH & CO PT NO FEE CASH 223 NASH STREET W WILSON, NC 27893-3801	144,066,397	98.54%*
Sterling Capital Prime Money Market Fund	Class A	CLEARVIEW CORRESPONDENT SVCS LLC ATTN MONEY MARKET DEPARTMENT 8006 DISCOVERY DRIVE STE 200 RICHMOND, VA 23229-8600	160,035,082	94.55%*
	Class B	BNYM I S TRUST CO. CUST IRA FBO	125,315	10.39%
		BNYM I S TRUST CO. CUST IRA FBO WILLIAM T. PEYTON 608 RODNEY BAY XING WAKE FOREST, NC 27587-2970	100,182	8.31%
		BNYM I S TRUST CO CUST SEP IRA FBO JERRY A. BURKE SEP IRA 1105 EUFOLA RD STATESVILLE, NC 28677-2469	68,753	5.70%
		GAIL LEE WALKER 5461BLUE OAK DR CHATTANOOGA, TN 37416-1650	66,298	5.50%
	Class C	CLEARVIEW IRA C/F N JOSEPH DREPS 3232 PAGE AVENUE #102 VIRGINIA BEACH, VA 23451	203,533	32.42%*
		CLEARVIEW IRA C/F JOHN C. OAKLEY 803 N. ELAM AVE GREENSBORO, NC 27408-6909	100,528	16.01%
		CLEARVIEW IRA C/F L. ROBERT LAYTON 1501 BAYVILLE ST NORFOLK, VA 23503	73,513	11.71%

Fund	Class	Shareholder	Number of Shares Owned	Percentage Held
		COASTAL EYE GROUP PA P/S PLAN RICHARD E. DECHAMPLAIN TTEE FBO GAIL M. ROYAL P.O. BOX 4020 MURRELLS INLT, SC 29576-6056	53,488	8.52%
		CLEARVIEW IRA C/F EUGENE R. ADAMS, JR. 11316 GLEN PARK DR FREDERICKSBURG, VA 22407- 1761	37,083	5.91%
		CLEARVIEW IRA R/O GWEN WARREN 20317 96th AVE. E GRAHAM, WA 98338-9140	32,754	5.22%
	Class I	WILBRANCH CO. CASH ATTN TRUST OPERATIONS P.O. BOX 2887 WILSON, NC 27894-2887	274,998,087	79.45%*
		NFS LLC FEBO BRANCH BANKING & TRUST CO. ATTN: JASON SUSKO 7823 NATIONAL SERVICE RD GREENSBORO, NC 27409-9463	50,675,618	14.64%

*Any shareholder who holds beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a “controlling person” of the Fund under the 1940 Act until such time as it holds beneficially less than 25% of the outstanding shares of the Fund.

As of October 31, 2011, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of either Fund.

Ownership of Shares

As of October 31, 2011, the following number of shares of each Fund were outstanding:

Fund	Class	Shares Outstanding on October 31, 2011
Sterling Capital National Tax-Free Money Market Fund	Class A Shares	170,329
	Institutional Shares	146,206,535

Sterling Capital Prime Money Market Fund	Class A Shares	169,265,138
	Class B Shares	1,206,163
	Class C Shares	627,859
	Institutional Shares	346,126,100

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

EXHIBIT A

SUBADVISORY AGREEMENT

This Subadvisory Agreement (this “Agreement”) is entered into as of October 3, 2011 by and between Sterling Capital Management, LLC, a North Carolina limited liability company (the “Manager”), and BlackRock Advisors, LLC, a Delaware limited liability company (the “Subadviser”).

WHEREAS, the Manager has entered into an Advisory Agreement dated October 1, 2011 (the “Advisory Agreement”) with Sterling Capital Funds (the “Fund”), pursuant to which the Manager provides portfolio management services to the Sterling Capital National Tax-Free Money Market Fund and Sterling Capital Prime Money Market Fund (each a “Portfolio” and together, the “Portfolios”), each a series of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to render portfolio management and investment advisory services to the Portfolios in the manner and on the terms set forth in this Agreement and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

1. Subadvisory Services. By this Agreement, Manager authorizes Subadviser to: (i) buy, sell, exchange, convert, and otherwise trade and deal in any and all securities and instruments as Subadviser may, in its discretion, select in its performance of duties hereunder; (ii) establish and deal through accounts with one or more parties, including, but not limited to, securities brokers and dealers, banks and custodians, as Subadviser may select to effect the transactions contemplated herein; and (iii) vote proxies. The discretionary authority and granted herein shall remain in full force and effect until Subadviser receives written notice of its termination or the termination of this Agreement.

a. The Subadviser shall, subject to the supervision of the Fund’s Board of Trustees (the “Trustees”) and the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager or the Fund (the “Administrator”), manage the investment and reinvestment of the assets of the Portfolios. The Subadviser is authorized, in its sole discretion and without prior consent of the Manager, to invest and reinvest the assets of the Portfolios in accordance with the terms set forth herein. The Subadviser will make investment decisions on behalf of the Portfolios and place all orders for the purchase and sale of Portfolios assets in conformity with (1) the investment objectives, policies and restrictions of the Portfolios as set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time (the “Prospectus”) and provided to the Subadviser, (2) any additional policies or guidelines established by the Manager or by the Fund’s Trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”) the rules and regulations promulgated thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”). Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolios, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolios may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. With respect to any such investments, including but not limited to repurchase and reverse repurchase agreements and derivatives contracts, which Subadviser is hereby authorized to make so long as such investments are consistent with the Policies, the Manager hereby authorizes the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent of the Manager, on behalf of each Portfolio, brokerage agreements and other documents to establish, operate and conduct all brokerage and other trading accounts, and executing as agent of the Manager, on behalf of each Portfolio, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolios as the Manager shall determine are necessary in order for the Portfolios to comply with the Policies.

b. The Subadviser shall furnish the Manager and the Administrator periodic reports concerning Portfolio transactions and the investment performance of the Portfolios in such form as may be mutually agreed upon, and agrees to review the Portfolios and discuss the management of the Portfolios with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Trustees of the Fund pursuant to Section 15(c) of the 1940 Act; (ii) quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund’s Board of Trustees) with copies of all material comments that are directly related to the Portfolios and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

c. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolios’ shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested, pursuant to the discretionary authority granted to Subadviser by Manager to exercise voting rights with respect to such securities. The Manager shall instruct the Fund’s Custodian, the Administrator, and other parties providing services to a Portfolio to promptly forward misdirected proxy statements to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of each Portfolio as necessary for the Fund to comply with the requirements of Form N-PX or any successor law, rule, regulation or SEC Position.

d. The Subadviser represents, warrants and agrees that it has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act) (“Sarbanes-Oxley Policies”), and that the Subadviser has provided the Fund with true and complete copies of its Sarbanes-Oxley Policies (or summaries thereof) and related information reasonably requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadviser’s Sarbanes-Oxley Policies, their operation and implementation and other compliance matters related thereto and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser’s Sarbanes-Oxley Policies, compliance by the Subadviser with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any material compliance violations that affect a Portfolio.

f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolios or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions for the Portfolios in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

g. The Subadviser will provide reasonable assistance to the Fund’s portfolio accounting agent or the Manager in determining or confirming the value of any portfolio securities or other assets of a Portfolio for which the portfolio accounting agent seeks assistance from or identifies for review by the Subadviser and the parties agree that the Subadviser shall not bear any responsibility or liability for the determination or accuracy of the valuation of any portfolio securities or other assets of the Fund

h. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund’s property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The

Subadviser shall permit all books and records with respect to the Portfolios to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable written notice. The Subadviser further agrees to maintain and preserve the Fund’s books and records in accordance with the Investment Company Act and rules thereunder.

i. The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Portfolios, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving a Portfolio assets, and the Manager acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Manager with any and all documentation or information relating to the Litigation as may reasonably be requested by the Manager.

j. The Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having exercised its discretionary authority pursuant to section 5 hereunder.

k. In accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act” and Rule 17e-1 promulgated thereunder, the Subadviser may engage its affiliates, the Manager and its affiliates or any other subadviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for the Portfolios.

l. Each of the Manager and the Subadviser will provide the other party with a list, to the best of Manager’s or Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of Manager or the Subadviser, as the case may be, and each of Manager and the Subadviser agrees promptly to update such list whenever Manager or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

m. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolios with contemporaneous purchase and sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Manager hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

n. The Subadviser shall provide to the Manager a copy of the Subadviser’s Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolios.

2. Obligations of the Manager.

a. The Manager shall provide (or cause the Fund’s Custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolios, cash requirements and cash available for investment in the Portfolios, and all other information as may be necessary for the Subadviser to perform its responsibilities hereunder.

b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement on an on-going basis to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Fund applicable to the Portfolios to the extent they may affect the duties of the Subadviser and copies of any procedures adopted by the Trustees applicable to the Subadviser and any amendments thereto; certified copies of any financial statements or reports prepared for the Fund by certified or independent auditors; reports of the Fund with respect to the Portfolios to its shareholders or to any state or federal regulatory agency; and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement. Manager shall also inform the Subadviser of the results of any audits or examinations by regulatory authorities pertaining to the assets of the Portfolios or the Subadviser’s responsibilities under this Agreement.

c. Until the Manager delivers to the Subadviser any supplements or amendments to the documents described in this section 2, the Subadviser shall be fully protected in relying on the most recent versions of such documents previously furnished to the Subadviser.

d. Manager hereby warrants and represents to the Subadviser that (i) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Portfolios, and shall continue to keep current such licenses, permits, registrations and approvals for so long as this Agreement is in effect; (ii) it will immediately notify the Subadviser of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to the Portfolios; (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Manager and is a valid and binding agreement of the Manager enforceable in accordance with its terms; and (iv) it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trustees.

e. Manager hereby acknowledges that in performing its obligations pursuant to this agreement Subadviser will be acting in reliance on the information provided by Manager relating to the financial condition, tax status, and investment objectives of the Fund and the Portfolios. Manager represents and warrants to Subadviser that all such information is, and will be, accurate in all material respects, and that Manager will not fail to disclose any information which, if omitted, might render the information misleading.

3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolios’ agreement with the custodian designated to hold the assets of the Portfolios (the “Custodian”) and any modifications thereto (the “Custody Agreement”) and shall instruct Custodian to furnish Subadviser with information and reports requested by Subadviser concerning the custodial account o the Portfolios. The assets of the Portfolios shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund’s Custodian, in the manner and form as required by the Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolios’ assets. Any assets added to the Portfolios shall be delivered directly to the Custodian and Subadviser will not take possession of the Portfolios’ money or securities.

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund, including, without limitation: (a) interest expenses of the Fund and taxes levied against the Fund or any of its property, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolios, (c) fees and expenses of the Custodian, transfer agent and other service providers who are not employees of the Subadviser and (d) fees of the Fund’s independent public accountants. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolios with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC Positions, purchase or sell orders for the Portfolios may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain Portfolio securities at prices which are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolios and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolios. The Subadviser agrees that securities are to be purchased through brokers and dealers that, in the Subadviser’s best judgment, offer the best combination of price and execution. The Subadviser, in seeking to obtain best execution of portfolio transactions for the Portfolios, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadviser’s selection of a broker or dealer for transactions for the Portfolios may take into account such relevant factors as (i) price, (ii) the broker’s or dealer’s facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker’s or dealer’s recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadviser which are expected to enhance its general portfolio management capabilities (collectively, “Research”), notwithstanding that the Portfolios may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadviser shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolios or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser, in its discretion, may cause the Portfolios to pay a commission for effecting a transaction for the Portfolios in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadviser has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadviser viewed in terms of that particular transaction or its overall responsibilities with respect to the account as to which the Subadviser exercises investment discretion. From time to time, when determined by the Subadviser in its capacity of a fiduciary to be in the best interest of the Portfolios, the Subadviser may purchase securities from or sell securities on behalf of the Portfolios to another account managed by the Subadviser at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation in amounts as set forth in Schedule A attached hereto and made a part hereof. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than monthly. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager’s obligation to pay the Subadviser the compensation provided for herein.

7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its trustees, officers, partners, directors, employees, agents, controlling persons, limited partners and any other person or entity affiliated with the Subadviser from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolios. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, directors, employees, agents, controlling persons, limited partners and any other person or entity affiliated with the Subadviser shall be subject to any liability to the Manager, the Fund, the Portfolios or any shareholder of the Portfolios for any loss arising from any claim or demand based upon, any error of judgment or mistake of law, or for any loss suffered by any of them arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or that the Portfolios will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private. Except for such disabling conduct as described above, the Manager shall indemnify the Subadviser (and its officers, partners, directors, employees, agents, controlling persons, limited partners and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Portfolios.

9. Indemnification. The Subadviser shall not be liable to the Manager, it officers, directors, agents, employees, controlling persons or shareholders or to the Portfolios or the Fund or its shareholders for (i) any acts of the Manager or any other subadviser to the Fund with respect to the portion of the assets of the Fund not managed by the Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Manager, including, but not limited to, failure of the Manager to provide accurate and current information with respect to any records maintained by Manager or any other subadviser to the Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Manager shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Manager, the Fund and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser and with respect to any other portfolio of the Fund.

10. Effective Date and Termination. This Agreement shall become effective as of the date above written, and

a. unless otherwise terminated, this Agreement shall continue in effect until

October 1, 2013, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios, and (ii) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

b. this Agreement may at any time be terminated by the Manager on sixty days’ written notice to the Subadviser either by approval of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios;

c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

d. this Agreement may be terminated by the Subadviser on sixty days’ written notice to the Manager and the Fund.

This Agreement will also terminate in the event of its assignment or in the event that the Advisory Agreement by and between the Fund and the Manager is terminated. Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month’s end.

11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolios and by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

12. Confidential Relationship. All information and advice furnished by either party to the other pursuant to this Agreement shall be kept confidential; and shall not be disclosed to any other person, except as may be necessary or appropriate to permit Subadviser to perform its duties hereunder, or as may be required by law, or by the rules of securities industry self regulatory organizations such as stock exchanges and the Financial Industry Regulatory Authority.

13. Notices. All notices required to be given pursuant to this Agreement shall be (i) delivered or mailed to the business address of the applicable party as set forth below in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt or (ii) sent by facsimile transmission to the other party at the following facsimile numbers and followed by written confirmation of such notice delivered in accordance with clause (i) of this section. Notice shall be deemed given on the date delivered, mailed or sent by facsimile transmission in accordance with this paragraph.

If to Manager:

Sterling Capital Management, LLC

434 Fayetteville St., 5th Floor

Raleigh, North Carolina 27601

Attn: Jim Gillespie, Director

If to Subadviser:

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, DE 19390

Attn: John Moran, Managing Director

With a copy to:

BlackRock Advisors, LLC

c/o BlackRock, Inc.

40 East 52nd Street

New York, NY 10022

Attn: Robert Connolly, Managing Director and General Counsel

14. Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

15. General.

a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolios shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without reference to any conflicts of law provision that would require the application of the law of any other jurisdiction.

16. Use of Name. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, and that the Fund has the right to include such phrase as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrase and logos. The Fund shall furnish to the Subadviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Subadviser or any of its affiliates is named. No such material shall be used except with prior written permission of the Subadviser or its delegate. The Subadviser agrees to respond to any request for approval on a prompt and timely basis.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

STERLING CAPITAL MANAGEMENT LLC

By: /s/ Kenneth R. Cotner
Name: Kenneth R. Cotner
Title: Managing Director
Date: 9/26/11

BLACKROCK ADVISOR, LLC

By: /s/ Richard Hoerner Name: Richard Hoerner Title: Managing Director Date: 9/28/11

SCHEDULE A

Fee Schedule

For the services provided by Subadviser to the following Portfolios of Sterling Capital Funds, pursuant to the attached Subadvisory Agreement, the Manager shall pay to the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the respective Portfolio at the following annual rates:

Portfolio	Rate [1]
Sterling Capital Prime Money Market Fund	0.07% of average daily net assets
Sterling Capital National Tax- Free Money Market Fund	0.10% of average daily net assets up to and including $500 million; and 0.08% for amounts in excess of $500 million

1 The fee paid to the Subadviser is subject to a minimum of $250,000 per annum (such minimum to be applied on an aggregate basis for both the Sterling Capital Prime Money Market Fund and Sterling Capital National Tax-Free Money Market Fund).

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

A-1